[GE LOGO]

                                    GE FUNDS

                       SUPPLEMENT DATED NOVEMBER 20, 2001
         TO PROSPECTUS DATED JANUARY 29, 2001 (AS REVISED JUNE 14, 2001)

Page 71 with respect to the GE Small-Cap Value Equity Fund is amended to reflect the addition of Mr. Richard Whitman as a member of the Palisade investment advisory committee.

The following replaces the corresponding information on page 72 with respect to the GE High Yield Fund in its entirety:

     GE HIGH YIELD FUND

     Morgan Stanley Investments LP
     One Tower Bridge
     West Conshohocken, PA 19428

     Morgan Stanley Investments LP (formerly known as Miller Anderson & Sherrerd, LP) is a Pennsylvania limited partnership founded in 1969, and is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. As of December 31, 2000, Morgan Stanley Investments LP had $78.3 billion of assets under management.

     Stephen F. Esser, Gordon W. Loery and Deanna L. Loughnane are co-portfolio managers of the GE High Yield Fund. Mr. Esser has served in that capacity since the Fund's inception. Mr. Loery and Ms. Loughnane have served as co-portfolio managers since 1999 and 2000, respectively. Mr. Esser has more than 15 years of investment experience and joined Morgan Stanley Investments LP in 1988 and is currently a Managing Director of Morgan Stanley Investments LP. Mr. Loery joined Morgan Stanley Investments LP in 1996 and is currently an Executive Director . He served as a Fixed Income Analyst at Morgan Stanley Asset Management Inc. from 1990 to 1996. Ms. Loughnane joined Morgan Stanley Investments LP in 1997 and is currently an Executive Director. She served as a Senior Corporate Bond Analyst at Putnam Investments from 1993 to 1997.

The second footnote (**) on page 80 has been modified to read as follows:

     Under the Distributor's guidelines, except for certain employee benefit plans that select Class C shares (see "Purchasing Class C Shares" below), purchases of $250,000 or more intended for Class B shares and purchases of $1,000,000 or more ($500,000 for the Short-Term Government Fund) intended for Class C shares should be made in Class A shares.

The following is added after the first sentence under "Purchasing Class C Shares" on page 83:

     Class C shares also may be appropriate for investment by certain employee benefit plans. If you are a sponsor of a small business employee benefit plan served by GE Group Retirement Inc. or other consultant and want the Funds that you make available under the plan to pay, through their distribution and service fees, for certain plan expenses and compensation to your investment professional who may have helped you establish the plan, then you may wish to select Class C shares instead of Class A shares.

The second paragraph under "Purchasing Class Y Shares" on page 83 is modified to read as follows:

     Investors eligible to purchase Class Y shares may not purchase any other class of shares, except as described under Class A shares or under Class C shares.

                                                                      GEF-PRO-36